Exhibit 21.2

Exelon Generation Company, LLC Subsidiaries Listing

Jurisdiction of
Affiliate	Formation
AgriWind LLC	Illinois
AgriWind Project L.L.C.	Delaware
AllEnergy Gas & Electric Marketing Company, LLC	Delaware
AV Solar Ranch I, LLC	Delaware
B & K Energy Systems, LLC	Minnesota
BC Energy LLC	Minnesota
Bellevue Wind Energy, LLC	Delaware
Bennett Creek Windfarm, LLC	Idaho
Big Top, LLC	Oregon
Blissfield Wind Energy, LLC	Delaware
Blue Breezes II, L.L.C.	Minnesota
Blue Breezes, L.L.C.	Minnesota
Braidwood 1 NQF, LLC	Nevada
Braidwood 2 NQF, LLC	Nevada
Breezy Bucks-I LLC	Minnesota
Breezy Bucks-II LLC	Minnesota
Butter Creek Power, LLC	Oregon
Byron 1 NQF, LLC	Nevada
Byron 2 NQF, LLC	Nevada
Cassia Gulch Wind Park LLC	Idaho
Cassia Wind Farm LLC	Idaho
Christoffer Transmission Systems, LLC	Minnesota
Christoffer Wind Energy I LLC	Minnesota
Christoffer Wind Energy II LLC	Minnesota
Christoffer Wind Energy III LLC	Minnesota
Christoffer Wind Energy IV LLC	Minnesota
Cisco Wind Energy LLC	Minnesota
Clinton NQF, LLC	Nevada
Conemaugh Fuels, LLC	Delaware
Constellation Sacramento Holding, LLC	Delaware
Cow Branch Wind Power, L.L.C.	Missouri
CP Windfarm, LLC	Minnesota
CR Clearing, LLC	Missouri
DAJAW Transmission LLC	Minnesota
DL Windy Acres, LLC	Minnesota
Dresden 1 NQF, LLC	Nevada
Dresden 2 NQF, LLC	Nevada
Dresden 3 NQF, LLC	Nevada
Elbridge Wind Farm, LLC	Delaware
ENEH Services, LLC	Delaware
Ewington Energy Systems, LLC	Minnesota
Exelon AOG Holding # 1, Inc.	Delaware
Exelon AOG Holding # 2, Inc.	Delaware
Exelon AVSR Holding, LLC	Delaware
Exelon AVSR, LLC	Delaware
Exelon Edgar, LLC	Delaware
Exelon Energy Company	Delaware

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Exelon Framingham Development, LLC	Delaware
Exelon Framingham, LLC	Delaware
Exelon Generation Acquisitions, LLC	Delaware
Exelon Generation Consolidation, LLC	Nevada
Exelon Generation Finance Company, LLC	Delaware
Exelon Generation International, Inc.	Pennsylvania
Exelon Hamilton, LLC	Delaware
Exelon International Commodities, LLC	Delaware
Exelon New Boston, LLC	Delaware
Exelon New England Development, LLC	Delaware
Exelon New England Holdings, LLC	Delaware
Exelon New England Power Marketing, Limited Partnership	Delaware
Exelon Nuclear Partners International S.ar.l.	Luxembourg
Exelon Nuclear Partners, LLC	Delaware
Exelon Nuclear Security, LLC	Delaware
Exelon Nuclear Texas Holdings, LLC	Delaware
Exelon Peaker Development General, LLC	Delaware
Exelon Peaker Development Limited, LLC	Delaware
Exelon PowerLabs, LLC	Pennsylvania
Exelon SHC, LLC	Delaware
Exelon Solar Chicago LLC	Delaware
Exelon West Medway Development, LLC	Delaware
Exelon West Medway Expansion, LLC	Delaware
Exelon West Medway, LLC	Delaware
Exelon Wind 1, LLC	Texas
Exelon Wind 2, LLC	Texas
Exelon Wind 3, LLC	Texas
Exelon Wind 4, LLC	Texas
Exelon Wind 5, LLC	Texas
Exelon Wind 6, LLC	Texas
Exelon Wind 7, LLC	Texas
Exelon Wind 8, LLC	Texas
Exelon Wind 9, LLC	Texas
Exelon Wind 10, LLC	Texas
Exelon Wind 11, LLC	Texas
Exelon Wind Canada Inc.	Canada
Exelon Wind, LLC	Delaware
Exelon Wyman, LLC	Delaware
ExTex LaPorte Limited Partnership	Texas
ExTex Retail Services Company, LLC	Delaware
Four Corners Windfarm, LLC	Oregon
Four Mile Canyon Windfarm, LLC	Oregon
Frontier I, L.P.	Delaware
G-Flow Wind, LLC	Minnesota
Green Acres Breeze, LLC	Minnesota
Greensburg Wind Farm, LLC	Delaware
Harvest II Windfarm, LLC	Delaware
Harvest Windfarm, LLC	Michigan
High Plains Wind Power, LLC	Texas
Hot Springs Windfarm, LLC	Idaho
K & D Energy LLC	Minnesota
KC Energy LLC	Minnesota

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Keystone Fuels, LLC	Delaware
KSS Turbines LLC	Minnesota
LaSalle 1 NQF, LLC	Nevada
LaSalle 2 NQF, LLC	Nevada
Limerick 1 NQF, LLC	Nevada
Limerick 2 NQF, LLC	Nevada
Loess Hills Wind Farm, LLC	Missouri
Marshall Wind 1, LLC	Minnesota
Marshall Wind 2, LLC	Minnesota
Marshall Wind 3, LLC	Minnesota
Marshall Wind 4, LLC	Minnesota
Marshall Wind 5, LLC	Minnesota
Marshall Wind 6, LLC	Minnesota
Michigan Wind 1, LLC	Delaware
Michigan Wind 2, LLC	Delaware
Minnesota Breeze, LLC	Minnesota
NuStart Energy Development, LLC	Delaware
Oregon Trail Windfarm, LLC	Oregon
Oyster Creek NQF, LLC	Nevada
Pacific Canyon Windfarm, LLC	Oregon
Peach Bottom 1 NQF, LLC	Nevada
Peach Bottom 2 NQF, LLC	Nevada
Peach Bottom 3 NQF, LLC	Nevada
Prairie Wind Power LLC	Minnesota
Quad Cities 1 NQF, LLC	Nevada
Quad Cities 2 NQF, LLC	Nevada
River Bend I, L.L.C.	Delaware
Roadrunner-I LLC	Minnesota
S & P Windfarms, LLC	Minnesota
Sacramento PV Energy, LLC	Delaware
Salem 1 NQF, LLC	Nevada
Salem 2 NQF, LLC	Nevada
Salty Dog-I LLC	Minnesota
Salty Dog-II LLC	Minnesota
Sand Ranch Windfarm, LLC	Oregon
Shane’s Wind Machine LLC	Minnesota
Shooting Star Wind Project, LLC	Delaware
Sunbelt I, L.L.C.	Delaware
Sunset Breeze, LLC	Minnesota
Tamuin International, Inc.	Delaware
TEG Holdings, LLC	Delaware
Texas Ohio Gas, Inc.	Texas
The Proprietors of the Susquehanna Canal	Maryland
Threemile Canyon Wind I, LLC	Oregon
TMI NQF, LLC	Nevada
Tuana Springs Energy, LLC	Idaho
Wagon Trail, LLC	Oregon
Wally’s Wind Farm LLC	Minnesota
Ward Butte Windfarm, LLC	Oregon
Wind Capital Holdings, LLC	Missouri
Windy Dog-1 LLC	Minnesota
Wolf Hollow I, L.P.	Delaware

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Wolf Wind Enterprises, LLC	Minnesota
Wolf Wind Transmission, LLC	Minnesota
Zion 1 NQF, LLC	Nevada
Zion 2 NQF, LLC	Nevada

9 of 11